Exhibit 99.1

Namib Minerals and Hennessy Capital Investment Corp. VI Announce Effectiveness of Amended Registration Statement and New Meeting Date for Special Meeting of Stockholders to Approve Proposed Business Combination

- The U.S. Securities and Exchange Commission (“SEC”) has declared effective the post-effective amendment to the registration statement on Form F-4 (File No. 333-283650) (as amended, the “Registration Statement”) filed by Namib Minerals and co-registrant Greenstone Corporation (“Greenstone”) -

- Special meeting of stockholders of Hennessy Capital Investment Corp. VI (NASDAQ: HCVI) (“HCVI”) to approve proposed business combination with Namib Minerals and Greenstone (the “Business Combination”) to be held on May 5, 2025 -

- Upon closing, combined company stock and warrants will trade on Nasdaq under “NAMM” and “NAMMW” ticker symbols -

New York, New York, April 23, 2025 (GLOBE NEWSWIRE) -- Namib Minerals, Greenstone, an affiliate of Namib Minerals and an established African gold producer with an attractive portfolio of mining and exploration assets in Zimbabwe and the Democratic Republic of Congo (“DRC”), and HCVI, a Nasdaq listed special purpose acquisition company, today announced that the SEC has declared effective the Registration Statement, which was previously declared effective by the SEC on March 17, 2025 and includes a definitive proxy statement/prospectus in connection with HCVI’s special meeting of stockholders (the “Special Meeting”) to approve the Business Combination. The Business Combination is expected to result in Namib Minerals listing its ordinary shares and warrants on Nasdaq under the ticker symbols “NAMM” and “NAMMW,” respectively, subject to approval of its listing application. Additionally, HCVI today announced that it has set a meeting date of May 5, 2025 for the Special Meeting, which was originally scheduled for April 7, 2025.

HCVI’s stockholders of record at the close of business on March 31, 2025 (the “Record Date”) are entitled to receive notice of the Special Meeting and to vote the shares of common stock of HCVI owned by them at the Special Meeting. The Special Meeting will be held virtually. In connection with the Special Meeting, HCVI’s stockholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on May 1, 2025 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting. There is no requirement that stockholders affirmatively vote for or against the Business Combination at the Special Meeting in order to redeem their shares for cash.

As announced previously, upon completion of the Business Combination, HCVI and Greenstone will each become a direct wholly-owned subsidiary of Namib Minerals, and Namib Minerals will become a publicly traded company, with its ordinary shares and warrants expected to trade on the Nasdaq Global Market under the ticker symbols “NAMM” and “NAMMW,” respectively. At the closing of the Business Combination, each HCVI unit will separate into its components consisting of one share of HCVI’s common stock and one-third of one warrant and, as a result, will no longer trade as a separate security.

The Record Date determines the holders of HCVI’s common stock entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby stockholders will be asked to approve and adopt the Business Combination, and such other proposals as disclosed in the definitive proxy statement included in the Registration Statement. If the Business Combination is approved by HCVI stockholders, HCVI anticipates closing the Business Combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Special Meeting will take place at 9:00 a.m., Eastern Time, on May 5, 2025 via a virtual meeting at the following address: https://www.cstproxy.com/hennessycapvi/2025. HCVI stockholders entitled to vote at the Special Meeting will need the 12-digit meeting control number that is printed on their respective proxy cards to enter the Special Meeting. HCVI recommends that its stockholders wishing to vote at the Special Meeting log in at least 15 minutes before the Special Meeting starts. Please note that HCVI stockholders will not be able to attend the Special Meeting in person. HCVI encourages its stockholders entitled to vote at the Special Meeting to vote their shares via proxy in advance of the Special Meeting by following the instructions on the proxy card.

A list of HCVI stockholders entitled to vote at the Special Meeting will be open to the examination of any HCVI stockholder, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

About Greenstone Corporation and Namib Minerals

Greenstone is a gold producer, developer and explorer with operations focused in Zimbabwe. Greenstone is a significant player in Zimbabwe’s mining industry, driving sustainable growth and innovation across the sector. Currently Greenstone operates an underground mine in Zimbabwe, with additional exploration assets in Zimbabwe and the DRC. Greenstone operates using conventional mining, as well as modern processes and is seeking alternative areas of growth. Upon the closing of the Business Combination, Namib Minerals will hold all of Greenstone’s assets. For additional information, please visit namibminerals.com.

About Hennessy Capital Investment Corp. VI

Hennessy Capital Investment Corp. VI is a special purpose acquisition company (SPAC) listed on the Nasdaq Global Market (NASDAQ: HCVI). HCVI was formed by Daniel J. Hennessy for the purpose of acquiring, and introducing to the public markets, a strong and competitive company operating in the industrial sector. For additional information, please visit hennessycapitalgroup.com.

Important Information for Investors and Stockholders

In connection with the Business Combination, Namib Minerals and Greenstone, as co-registrant, have filed with the SEC the Registration Statement, which includes a prospectus with respect to Namib Minerals’ securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of HCVI’s common stock in connection with HCVI’s solicitation of proxies for the vote by HCVI’s stockholders with respect to the Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). The SEC declared the Registration Statement effective on April 23, 2025, and HCVI has filed the definitive Proxy Statement with the SEC and will be mailing copies to stockholders of HCVI as of the Record Date. This press release does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, the Proxy Statement or for any other document that Namib Minerals or HCVI has filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of HCVI and Greenstone are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about Greenstone, HCVI, Namib Minerals and the Business Combination. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Namib Minerals and HCVI through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Namib Minerals and HCVI may be obtained free of charge by directing a request to Nicholas Geeza, Chief Financial Officer, PO Box 1036, 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89448; Tel: (775) 339-1671. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Greenstone, HCVI, Namib Minerals and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from HCVI’s stockholders in connection with the Business Combination. For more information about the names, affiliations and interests of HCVI’s directors and executive officers, please refer to HCVI’s annual report on Form 10-K filed with the SEC on March 31, 2025 and the Registration Statement, the Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of HCVI’s stockholders generally, are included in the Registration Statement and the Proxy Statement. Stockholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release, including statements regarding HCVI’s, Greenstone’s, or Namib Minerals’ future financial position, results of operations, business strategy, and plans and objectives of their respective management teams for future operations, are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, HCVI’s, Greenstone’s, Namib Minerals’ or their respective management teams’ expectations concerning the outlook for their or Namib Minerals’ business, productivity, plans, and goals for future operational improvements, growth and capital investments, operational and cost performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, the restart of Greenstone’s Mazowe mine and Redwing mine and related expansion plans, capital expenditure plans and timeline, the development and goals of the prospective exploration licenses in the DRC, mineral reserve and resource estimates, production and other operating results, productivity improvements, expected net proceeds, including from any PIPE investment, expected additional funding, the percentage of redemptions of HCVI’s public stockholders, growth prospects and outlook of Namib Minerals’ operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Greenstone’ exploration and production projects, as well as any information concerning possible or assumed future results of operations of Namib Minerals. Forward-looking statements also include statements regarding the expected benefits of the Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of Greenstone and HCVI, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of HCVI’s securities; (ii) the risk that HCVI will not seek, or otherwise fails, to extend its business combination deadline as necessary for the Business Combination to be completed; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the business combination agreement, dated June 17, 2024 (as amended on December 6, 2024 and April 14, 2025, the “Business Combination Agreement”) by the stockholders of HCVI and Greenstone and the receipt of certain regulatory approvals; (iv) market risks, including the price of gold; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on Greenstone’s business relationships, performance, and business generally; (vii) the outcome of any legal proceedings that may be instituted against Greenstone, Namib Minerals or HCVI related to the Business Combination Agreement or the Business Combination; (viii) failure to realize the anticipated benefits of the Business Combination; (ix) the inability to meet listing requirements and maintain the listing of Namib Minerals’ securities on the Nasdaq; (x) the inability to remediate the identified material weaknesses in Greenstone’s internal control over financial reporting, which, if not corrected, could adversely affect the reliability of Greenstone’s and Namib Minerals’ financial reporting; (xi) the risk that the price of Namib Minerals’ securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Namib Minerals plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, identify and realize additional opportunities, and manage growth and expanding operations; (xiii) the risk that Greenstone may not be able to successfully develop its assets, including expanding the How mine, restarting and expanding its other mines in Zimbabwe or developing its exploration permits in the DRC; (xiv) the risk that Namib Minerals will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) political and social risks of operating in Zimbabwe and the DRC; (xvi) the operational hazards and risks that Greenstone faces; (xvii) the risk that additional financing in connection with the Business Combination may not be raised on favorable terms or at all; (xviii) potential volatile and sporadic trading of HCVI’s securities; and (xix) the continuation of trading of HCVI’s units, shares of Class A common stock and warrants on the OTC Markets, including whether an active public market for HCVI’s units, shares of Class A common stock and warrants will be sustained on this market in the future. The foregoing list is not exhaustive, and there may be additional risks that neither HCVI nor Greenstone presently know or that HCVI and Greenstone currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of HCVI’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, the risks described in the Registration Statement, which includes the Proxy Statement, and those discussed and identified in filings made with the SEC by HCVI and Namib Minerals from time to time. Namib Minerals, Greenstone and HCVI caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. None of Greenstone, HCVI, or Namib Minerals undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Greenstone, HCVI, or Namib Minerals will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in HCVI’s or Namib Minerals’ public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

No Offer or Solicitation

This press release shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Greenstone Corporation/Namib Minerals:
info@namibminerals.com

Hennessy Capital Investment Corp. VI:

Nicholas Geeza

ngeeza@hennessycapitalgroup.com

Investor Relations:

Caroline Sawamoto

NamibIR@allianceadvisors.com

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